UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2025

Stonepeak-Plus Infrastructure Fund LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-56711 (Commission File Number)	33-1582934 (IRS Employer Identification No.)

55 Hudson Yards 550 W 34th Street, 48th Floor New York, New York (Address of Principal Executive Offices)	10001 (Zip Code)

(212) 907-5100
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 2, 2025, Stonepeak-Plus Infrastructure Fund LP (the “Fund”), entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with Stonepeak-Plus Infrastructure Fund Advisors LLC (the “Investment Advisor”).

A description of the Investment Advisory Agreement was included under “Item 1. Business – Investment Advisory Agreement” of Amendment No. 1 to the Fund’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on January 31, 2025 (the “Form 10”) and is incorporated by reference herein. Such summary description of the Investment Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Advisory Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On May 2, 2025, the Fund sold 130,000 unregistered Class X limited partnership units of the Fund (the “Class X Units”), at a price per Class X Unit of $25.00, for aggregate consideration of $3,250,000.

The offer and sale of the Class X Units were made as part of the Fund’s continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Regulation D thereunder. Class X Units were sold to operating partners of the Investment Advisor’s affiliates.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On May 2, 2025, the Fund entered into an Amended and Restated Limited Partnership Agreement (the “Fund LPA”) with Stonepeak-Plus Infrastructure Fund Associates LP, the Fund’s general partner, and each of the Fund’s limited partners. The Fund LPA amended and restated the Fund’s initial Limited Partnership Agreement, dated as of April 29, 2024. A description of the Fund LPA was included under “Part I, Item 1. Business—(c) Description of Business—Fund LPA” of the Form 10 and is incorporated by reference herein.

The foregoing summary description of the Fund LPA does not purport to be complete and is qualified in its entirety by reference to the Fund LPA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Limited Partnership Agreement of Stonepeak-Plus Infrastructure Fund LP, dated as of May 2, 2025

10.1	Investment Advisory Agreement, dated as of May 2, 2025, between Stonepeak-Plus Infrastructure Fund LP and Stonepeak-Plus Infrastructure Fund Advisors LLC

104	Cover Page Interactive Data File, formatted in Inline XBRL

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEPEAK-PLUS INFRASTRUCTURE FUND LP

	By:	/s/ Cyrus Gentry
		Name:	Cyrus Gentry
		Title:	Chief Executive Officer
Date: May 8, 2025

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